UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 28, 2007

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

 (Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NutraCea has previously disclosed in filings with the Securities and Exchange Commission (“SEC”) that in April 2007 it acquired shares of Series D convertible preferred stock and 12% secured convertible notes (the “Notes”) of Vital Living, Inc., from the holders of those outstanding securities, for an aggregate of approximately $5,226,000.  NutraCea acquired 1,000,000 shares of Series D preferred stock of Vital Living, which constitutes all of the outstanding shares of Series D preferred stock of Vital Living, from the holder thereof for $1,000,000, and approximately $4,226,000 aggregate principal amount of Notes, representing all of the outstanding Notes, from the holders of the Notes.  NutraCea also reported in its quarterly report on Form 10-Q for the six months ended June 30, 2007, that in June 2007 NutraCea entered into a non-binding letter of intent with Vital Living to acquire certain of its assets.

On September 28, 2007, NutraCea entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Vital Living.  The Purchase Agreement provides that NutraCea will purchase substantially all of Vital Living’s intellectual property and other assets used by Vital Living and certain subsidiaries in its business, including rights to nutritional supplements and nutraceutical products that are marketed for distribution to healthcare practitioners.  As part of the transaction, Vital Living will assign to NutraCea its rights under various distribution and other agreements relating to the products being acquired.  NutraCea will not acquire inventory, raw materials, cash or accounts receivable of Vital Living.

The purchase price consists of (i) $1,500,000 to be paid by NutraCea at the closing, (ii) cancellation of outstanding indebtednesses of Vital Living, its subsidiaries and certain related entities to NutraCea, including all of the Notes, and (iii) cancellation of all shares of Series D Preferred Stock of Vital Living held by NutraCea.

Completion of the transaction is subject to a variety of customary closing conditions, including, among other things, approval of the transaction by the stockholders of Vital Living at a special meeting of stockholders of Vital Living and the absence of a material adverse effect on the assets between the date of the agreement and the closing date.  NutraCea anticipates that Vital Living will prepare and file with the SEC a proxy statement relating to the transaction.  NuraCea expects that the transaction will close in the fourth quarter of 2007, although the actual timing of the closing will depend on many factors including preparation of the proxy statement and the SEC’s review of the proxy statement, and the closing may occur later than the fouth quarter of 2007.

The Purchase Agreement contains customary representations and warranties of the parties, covenants, closing conditions, and certain termination rights for both NutraCea and Vital Living, and further provides that, upon termination of the Purchase Agreement under specified circumstances, Vital Living may be required to pay NutraCea a termination fee.  The representations and warranties contained in the Purchase Agreement (i) are made for the purposes of allocation of risk between the parties and as conditions to closing, and (ii) are not necessarily accurate or complete as made and should not be relied upon by any of our stockholders or potential investors.

The Purchase Agreement is filed as an exhibit to this report. The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement.

Additional Information About the Transaction and Where to Find It

Additional information regarding the foregoing is available in NutraCea’s Quarterly Report for the quarter ended on June 30, 2007 on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2007.  In connection with the proposed transaction, NutraCea expects that Vital Living will file a proxy statement and other materials with the Securities and Exchange Commission.  Vital Living stockholders are urged to read the proxy statement (including any amendments or supplements to the proxy statement) regarding the proposed transaction when it becomes available before making any voting decision with respect to the merger.  The proxy statement will contain important information about Vital Living, NutraCea and the proposed transaction. Vital Living stockholders will be able to obtain a copy of the proxy statement and other relevant documents, when they become available and without charge, at the SEC’s Internet site (http://www.sec.gov).

Participants in the Solicitation

NutraCea and its directors and executive officers and Vital Living and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vital Living in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement referred to above.  This document will be available free of charge at the SEC’s web site (http://www.sec.gov) and from Investor Relations at Vital Living at the address described above.

Forward-Looking Statements

This report contains forward-looking statements.  These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," or "will," or the negative thereof or other variations thereon or comparable terminology.  NutraCea has based these forward-looking statements on the current expectations, assumptions, estimates and projections.  While NutraCea believes its expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control.  Such risks and uncertainties relate to, among other factors: the risk that the transaction may not be completed or that the closing of the transaction may be delayed, and the risk of a material adverse event affecting Vital Living or the assets proposed to be sold.  You should also review our discussion of risk factors and other disclosures in NutraCea’s Annual Report on Form 10-K for the year ended December 31, 2006 and other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of September 28, 2007, between NutraCea and Vital Living, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: October 4, 2007	By:	/s/ Todd C. Crow
Todd C. Crow
Chief Financial Officer
(Duly Authorized Officer)